UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 30, 2006

                                 Dillard's, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
             ------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         1-6140                                                  71-0388071
-------------------------                                  ---------------------
 (Commission File Number)                                     (I.R.S. Employer
                                                            Identification No.)

         1600 Cantrell Road
        Little Rock, Arkansas                                       72201
----------------------------------------                   ---------------------
(Address of Principal Executive Offices)                          (Zip Code)

                                 (501) 376-5200
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
          ------------------------

     On October 30, 2006, the registrant issued a press release announcing its 13th annual fundraiser to support the Ronald McDonald House Charities. This year's effort involves the exclusive offering of a gift set featuring a single-use camera and "Memories are Made of This..." photo album.


Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     99   Press Release dated October 30, 2006

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  DILLARD'S, INC.


DATED: November 2, 2006                           By: /s/ James I. Freeman
       ----------------                               --------------------
                                                  Name:  James I. Freeman
                                                  Title: Senior Vice President &
                                                         Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

    99             Press Release dated October 30, 2006.